UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 28, 2005


                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                     000-51255              98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)         Identification No.)


    103 FOULK ROAD, WILMINGTON, DE                             19803
----------------------------------------------          ------------------------
(Address of principal executive offices)                     (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On September 28, 2005, the Registrant issued a press release announcing that it has postponed plans to raise additional funds through the issuing of new shares on the London Stock Exchange's AIM market due to adverse market conditions. The Registrant is investigating the possibility of a listing of its shares on AIM without issuing new shares. A copy of the Press Release is filed herewith as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    Exhibit 99.1    Press release issued by the Registrant on September 28, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                         ZONE 4 PLAY, INC.
                                                         (Registrant)


Date: September 28, 2005                                 By: /S/ Uri Levy
                                                         ---------------
                                                         Uri Levy
                                                         Chief Financial Officer